UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 7, 2014

WEIS MARKETS, INC.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania
(State or Other Jurisdiction of Incorporation)

1-5039 (Commission File Number)	24-0755415 (IRS Employer Identification No.)
1000 South Second Street Sunbury, PA (Address of Principal Executive Offices)	17801 (Zip Code)

Registrant's telephone number, including area code: (570) 286-4571

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A (this "Report") of Weis Markets, Inc. (the "Company") is being filed to update the Company's previous disclosure contained in a Form 8-K filed on February 7, 2014, regarding the engagement of Ernst & Young LLP ("EY") as the Company's new independent registered public accounting firm for the fiscal year ending December 27, 2014.

Item 4.01 Changes in Registrant's Certifying Accountant.

As previously disclosed, Grant Thornton LLP ("Grant Thornton") served as the Company's independent registered public accounting firm until Grant Thornton completed the audits of the Company's consolidated financial statements as of and for the fiscal year ended December 28, 2013, and of the internal control over financial reporting as of December 28, 2013, and the issuance of Grant Thornton's reports thereon. On March 14, 2014, Grant Thornton issued such reports.

Grant Thornton's audit reports on the Company's consolidated financial statements as of and for the fiscal years ended December 28, 2013 and December 29, 2012 did not contain any adverse opinions or disclaimers of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The audit reports of Grant Thornton on the effectiveness of internal control over financial reporting as of December 28, 2013 and December 29, 2012 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 28, 2013 and December 29, 2012, respectively, and the subsequent interim period through March 14, 2014, there were (i) no disagreements between the Company and Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused Grant Thornton to make reference to the subject matter of the disagreement in their reports on the Company's consolidated financial statements for such years, and (ii) no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Grant Thornton with a copy of the disclosures it is making in this Report prior to the time the Report was filed with the Securities and Exchange Commission (the "SEC"). The Company requested that Grant Thornton furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein. A copy of Grant Thornton's letter, dated March 14, 2014, is attached hereto as Exhibit 16.1.

During the fiscal years ended December 28, 2013 and December 29 2012, respectively, neither the Company nor anyone acting on its behalf has consulted with EY on any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

     (d) Exhibit.

            16.1 Letter of Grant Thornton LLP dated March 14, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEIS MARKETS, INC.

By: /s/Scott F. Frost
Name: Scott F. Frost
Title: Senior Vice President, Chief Financial Officer,
and Treasurer
(Principal Financial Officer)

Dated: March 14, 2014

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter of Grant Thornton LLP dated March 14, 2014